UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2025
__________________

The First of Long Island Corporation
(Exact name of the registrant as specified in its charter)
__________________

New York	001-32964	11-2672906
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

275 Broadhollow Road
Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

(516) 671-4900
(Registrant’s telephone number)

Not applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	FLIC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment to the Current Report on Form 8-K filed by The First of Long Island Corporation (the "Corporation") on May 1, 2025 (the "Original Report") is being filed to address the incorrect item number that was inadvertently tagged in the Original Report (Item 2.02 should have been tagged instead of Item 2.01). The Corporation is amending the Original Report for the sole purpose of correcting the item tag. No disclosure has changed from the Original Report.

Item 2.02	Results of Operations and Financial Condition

On April 30, 2025, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation's financial condition as of March 31, 2025 and its results of operations for the three month period then ended. The press release is furnished as Exhibit 99.1 to this Form 8-K filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 - Press release dated April 30, 2025 regarding the Corporation's financial condition as of March 31, 2025 and its results of operations for the three month period then ended.

Exhibit 104 - Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

By: /s/ JANET T. VERNEUILLE
Janet T. Verneuille
Senior Executive Vice President,
Chief Financial Officer & Treasurer
(principal financial officer)

Dated: May 6, 2025